UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 30, 2017

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation’s (the “Company”) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2017, Horace Mann Educators Corporation (the “Company”) announced that Dwayne D. Hallman, Executive Vice President and Chief Financial Officer, is on medical leave. In connection with Mr. Hallman’s medical leave of absence, the Company’s Board of Directors has appointed Bret A. Conklin, currently the Company’s Senior Vice President, Controller and Chief Accounting Officer, to serve as the acting Chief Financial Officer effective immediately.

Mr. Conklin, age 53, is a seasoned corporate finance executive, with over 30 years of experience in the insurance and financial services industry. Mr. Conklin joined the Company as Senior Vice President and Controller in 2002. Conklin previously served as Vice President of Kemper Insurance from 2000 through 2002, where he was responsible for all corporate financial reporting and accounting operations; Vice President and Controller of the Company from 1998 through 2000; and Vice President and Controller of Pekin Insurance from 1992 through 1998. He has seven years of public accounting experience with KPMG Peat Marwick from 1985 to 1992, specializing in its insurance industry practice.

A copy of the press release reporting the foregoing is attached as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01: Financial Statements and Exhibits

(d)	Exhibits.
99.1	Press release dated January 30, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Donald M. Carley
	Name:	Donald M. Carley
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: January 30, 2017

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